Exhibit 99.1

ASX Announcement

19 January 2023

Investor Call details

Coronado Global Resources Inc. (ASX: CRN) will hold an Investor Call on Tuesday 24 January 2023, commencing at 9.00am (AEST), 10.00am (AEDT) | Monday 23 January 2023 at 6.00pm (EST) to discuss the Q4 Quarterly Report. The call will be hosted by Mr Gerry Spindler, Managing Director and Chief Executive Officer, and Mr Gerhard Ziems, Group Chief Financial Officer.

Please click on the link below to proceed to the registration page (as shown below). From here you are required to fill in your details to pre-register for the conference call.

https://s1.c-conf.com/diamondpass/10028025-fer54d.html

Coronado Global Resources

Q4 Investor Call

Gerry Spindler, Chief Executive Officer

Gerhard Ziems, Group Chief Financial Officer

Tuesday, 24 January 2023

9:00am, AEST / 10:00am, AEDT

Pre-registering for this conference gives you immediate access on the day with no need to wait for an operator.

Joining the conference is simple:

1. Click on the "Register now" button above, you will be directed to the conference registration page. Please follow the steps to enter your registration details, then click "Register".

2. You will then be provided with the dial in number, the Passcode, and your unique access PIN. This information will also be emailed to you as a calendar invite.

3. To join the conference, simply dial the number in the calendar invite and enter the passcode followed by your PIN, and you will join the conference instantly.

This announcement was authorised for release in accordance with the Disclosure Policy of Coronado Global Resources Inc.

– Ends –

For further information please contact:

Investors	Media
Andrew Mooney	Helen McCombie
Vice President Investor Relations & Communications	Citadel Magnus
P: +61 458 666 639	P: +61 411 756 248
E: amooney@coronadoglobal.com	E: hmccombie@citadelmagnus.com

Coronado Global Resources Inc.	Level 33, Central Plaza One, 345 Queen Street
ARBN: 628 199 468	Brisbane QLD 4000

T: +61 7 3031 7777 | F: +61 7 3229 7402
www.coronadoglobal.com